iShares®

iShares Trust

Supplement dated September 27, 2021 (the “Supplement”)

to the Prospectus (the “Prospectus”)

dated December 30, 2020 for each of the

iShares ESG MSCI EM Leaders ETF (LDEM) and

iShares ESG MSCI USA Leaders ETF (SUSL) (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus.

Change in each Fund’s “Index Provider”

The third paragraph of the section entitled “Index Provider” of the Prospectus for each Fund, which was added by the supplement dated March 10, 2021, is hereby deleted in its entirety and replaced with the following:

More information regarding the Underlying Index is available on the Index Provider’s website at https://www.msci.com/eqb/methodology/meth_docs/MSCI_ESG_Leaders_Methodology_May2021.pdf. This is a third-party website and is not sponsored or reviewed by the Fund or BFA. The Fund, BFA and its affiliates are not affiliated with the Index Provider and are not responsible for the content of the Index Provider’s website. The Fund, BFA and its affiliates do not provide any guarantee and make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity regarding the accuracy or completeness of information about the Underlying Index included on the Index Provider’s website or any other information on the website, and the Fund, BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. Without limiting any of the foregoing, in no event shall the Fund, BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages. The reference to the Index Provider’s website is provided in connection with European regulatory requirements.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SFDR-0921

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